UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2006

New Plan Excel Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

420 Lexington Avenue, 7th Floor
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to correct a typographical error in Exhibit 23.1 included in the Current Report on Form 8-K of New Plan Excel Realty Trust, Inc. (the “Company”) filed on September 12, 2006, and to add a reference in the Exhibit 23.1 to an additional registration statement of the Company (File No. 333-133041) that was inadvertently omitted from such Exhibit 23.1. This Form 8-K/A speaks as of the date of the original Form 8-K, September 12, 2006, and does not reflect events occurring after the filing of such Form 8-K or update, modify or amend the disclosures set forth in the Form 8-K except for the correction of the typographical error and omission in Exhibit 23.1 as described above. A revised version of Exhibit 23.1 is filed herewith. All other information contained in the Form 8-K, including the other Exhibits filed therewith, remain unchanged and are not restated herein or refiled herewith.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits

The Form 8-K filed by the Company on September 12, 2006 included Exhibits 23.1, 99.1, 99.2 and 99.3.  This Form 8-K/A includes revised Exhibit 23.1 as discussed above.  All other Exhibits remain unchanged and are not refiled herewith.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: November 1, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP